VKSC                                   For additional information contact:
                                               G.S. Donovan (630) 789-4900




                           VISKASE COMPANIES, INC. ANNOUNCES
                          SECOND QUARTER 2005 FINANCIAL RESULTS
                                       CONFERENCE CALL

WILLOWBROOK, ILLINOIS, August 16, 2005 - Viskase Companies, Inc. (VKSC) today announced that it will hold a conference call at 4:30 p.m. Eastern Time Wednesday, August 17, 2005. The dial-in number is 800-257-7063. The replay number is 800-405-2236; passcode for the replay number is 11037827#.

Viskase Companies, Inc. has its major interests in food packaging. Principal products manufactured are cellulosic and nylon casings used in the preparation and packaging of processed meat products.

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